                                    EXHIBIT 24.3


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of National Quality Care, Inc. (formerly Sargent, Inc.) on Form S-8 of our report dated September 14, 1995, appearing in the Annual Report on Form 10-KSB of Sargent, Inc. for the year ended July 31, 1995.


                              Ehrhardt Keefe Steiner & Hottman PC



October 23, 1996
Denver, Colorado